Income Taxes - Net Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Accrued expenses	$ 2,433	$ 1,548
Operating loss carryforwards	4,955	6,865
Credit carryforwards	5,032	2,112
Other	605	182
Total deferred tax assets	13,025	10,707
Deferred tax liabilities:
Depreciation	(990)	(245)
Compensation	(97)	(1)
Other	(195)
Total deferred tax liabilities	(1,282)	(246)
Valuation allowance	(554)	$ (10,461)
Net deferred tax assets	$ 11,189